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                                                                   EXHIBIT 23.3




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTS



We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated July 28, 1998, relating to the combined financial statements of Park Structures, Inc. and Affiliate and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                        /s/GOLDSTEIN LEWIN & CO.


Boca Raton, Florida
August 10, 1998